Exhibit 10(d)

                                ADDENDUM NO. 2 TO
                    MASTER LEASE AGREEMENT NO. 101-19001-001
                           DATED AS OF MARCH 31, 1997
                                     BETWEEN
                   THIRD COAST VENTURE LEASE PARTNERS I, L.P.
                                       AND
                  SANDBOX ENTERTAINMENT CORPORATION, AS LESSEE

This Addendum is attached to and forms part of that certain Master Lease Agreement No. 101-19001-001 dated as of March 31, 1997 and all addenda thereto, between THIRD COAST VENTURE LEASE PARTNERS I, L.P. ("Lessor") and SANDBOX ENTERTAINMENT CORPORATION ("Lessee"), ("Lease") agreeing as follows:

A. Terms defined in the Lease shall have the same meanings herein unless otherwise expressly set forth herein or otherwise required by context hereof.

B. The following shall be added to the terms of the Lease and are hereby incorporated therein by reference.

C. To the extent any terms or conditions contained in this Addendum may be inconsistent or conflict with any terms or conditions contained in the Lease, the terms and conditions contained in this Addendum shall govern and control.

26.      Lease Line.

         (b) The aggregate Equipment Cost of such Equipment shall not exceed $650,000.

         (c) The Equipment shall be located at Lessee's headquarters location at 2231 East Camelback Road, Suite 324, Phoenix, Arizona, 85016 ("Location A") and such other locations as Lessor may approve prior to funding, all as set forth in the applicable Schedules. Lessor hereby grants approval for the Equipment to be located at 2720 East Camelback Road, Suite 205, Phoenix, Arizona, 85016 ("Location B"); provided however that such approval shall be null and void if, prior to January 1, 1998, Lessee does not:

                  (i) deliver to Lessor a User Agreement, Release, Disclaimer or Subordination Agreements by each owner and mortgagee of Location B (all in a form satisfactory to Lessor); or

                  (ii) prepay, in accordance with the Lease, the pro rata portion of the Lease relating to the Equipment at Location B; or

                  (iii) substitute, in accordance with the Lease, other equipment acceptable to Lessor for Equipment at Location B; or

                  (iv) move the Equipment at Location B to another location acceptable to Lessor ("Location C") and deliver to Lessor a User Agreement, Release, Disclaimer or Subordination Agreements by each owner and mortgagee of Location C (all in a form satisfactory to Lessor).

31. Warrants. In addition to the Stock Subscription Warrant to Purchase 12,500 Shares of Series A Preferred Stock dated May 6, 1997 and the Stock Subscription Warrant to Purchase 62,500 Shares of Series A Preferred Stock dated May 6, 1997, Lessee shall issue and deliver to Lessor two additional warrants:

         "Additional Warrant A" shall permit Lessor to purchase 25,000 shares of common stock at an exercise price and on terms satisfactory to Lessor; and

         "Additional Warrant B" shall permit Lessor to purchase 12,500 shares of common stock at an exercise price and on terms satisfactory to Lessor.

         The Additional Warrant A and Additional Warrant B shall be issued and delivered to Lessor upon the execution of this Addendum. In the event Lessee raises in excess of $3,000,000 in cash via the planned public venture capital round managed by Wit Capital prior to November 21, 1997, Lessor will surrender Additional Warrant B to Lessee unexercised.

32. Conditions Precedent. Lessee shall cause the following documents to be delivered to Lessor in form and substance acceptable to Lessor:

         (a)      Condition to closing and Lessor's performance:

                  1.       Release  or   subordination  of  any  prior  security
                           interests in the Equipment including "after acquired" clauses;

                  2.       Such other items or documents as Lessor may request.

33. Right of First Refusal. Lessor hereby grants Lessor the right of first refusal to match the terms of any bona fide equipment financing commitment received by Lessee prior to March 31, 1998. Upon written notification by Lessee to Lessor (which notification may be accomplished by fax transmission to Lessor's regular fax number) of the specific terms of a proposed equipment financing commitment (including the proposed closing schedule for such commitment) as well as notification that Lessee has provided Lessor with all documents and information that Lessor is entitled to receive pursuant to paragraph 21 of the Master Lease (as amended by paragraph 33 of Addendum No. 1 to Master Lease), Lessor shall have 48 hours to give Lessee written notice (which notification may be accomplished by fax transmission to Lessee's regular fax number) of Lessor's exercise of its right of first refusal under this paragraph. If Lessor fails to give such written notice within 48 hours, then Lessee shall be free to proceed with the proposed equipment financing commitment on substantially the terms set forth in Lessee's notice.

IN WITNESS WHEREOF, this Addendum has been executed by a duly authorized officer of Lessee as of the 27th day of September, 1997

SANDBOX ENTERTAIMENT CORPORATION, Lessee
2231 East Camelback
Suite 324
Phoenix, AZ 85016

By:      /s/ Mark Gorchoff
         -----------------------------
Name:    Mark Gorchoff
         -----------------------------
Title:   Chief Financial Officer
         -----------------------------

THIRD COAST VENTURE LEASE PARTNERS I, L.P., Lessor
900 North Franklin Street, Suite 700
Chicago, Illinois 60610
By its General Partner, Third Coast GP-I, L.L.C.

By:      /s/ Miroslav Anic
         -----------------------------
Name:    Miroslav Anic
         -----------------------------
Title:   Manager
         -----------------------------